                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  March 1, 2002
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                   Dtomi, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                                               98-0207554
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


         200 9th Avenue, Suite 220, Safety Harbor, Florida   34965
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             (Address of principal executive offices)      (Zip Code)


                                 (727) 723-8664
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               Registrant's telephone number, including area code


                  285B Lakeview Boulevard, Cocoa, Florida 32926
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant.

     On March 1, 2002, Dtomi, Inc., a Nevada corporation (the "Corporation"), dismissed Morgan & Company, Chartered Accountants ("Morgan") as the Corporation's independent auditors. Morgan's reports on the Corporation's financial statements for each of the years ended April 30, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Morgan was approved by the Corporation's Board of Directors. During each of the two (2) years ended April 30, 2000 and 2001, and the subsequent interim period ended March 1, 2002, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Morgan's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During each of the two (2) years ended April 30, 2000 and 2001, and the subsequent interim period ended March 1, 2002, Morgan did not advise the Corporation of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K. The Corporation requested Morgan to furnish a letter addressed to the Commission, stating whether it agrees with the statements made by the Corporation, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of March 1, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     On March 1, 2002, the Corporation engaged Salberg & Company, P.A. ("Salberg") as its principal accountant to audit the Corporation's financial statements. During each of the two (2) years ended April 30, 2000 and 2001, and the subsequent interim period ended March 1, 2002, the Corporation did not consult Salberg on any matters described in Item 304(a)(2)(i) of Regulation S-K. During each of the two (2) years ended April 30, 2000 and 2001, and the subsequent interim period ended March 1, 2002, the Corporation did not consult Salberg on any matters described in Item 304(a)(2)(ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit
     Number         Description
     ------         -----------

     16.1           Letter on change in certifying accountant


Item 8. Change in Fiscal Year.

     On March 4, 2002, the Board of Directors of the Corporation resolved to change the fiscal year end of the Corporation from April 30 to December 31 to conform with the fiscal year of the business acquired from International Manufacturers Gateway, Inc., a Delaware corporation. The Corporation will file a Quarterly Report on Form 10-QSB on or before May 15, 2002 to cover the period from January 1, 2002 to March 31, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Dtomi, Inc.
                                            (Name of Registrant)


Date: March 6, 2002                    By:  /s/ John "JT" Thatch
                                            -----------------------------------
                                            John "JT" Thatch
                                            Chief Executive Officer & President





                                INDEX TO EXHIBITS

     Exhibit
     Number         Description
     ------         -----------

     16.1           Letter on change in certifying accountant